UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2026
JOHNSON CONTROLS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Albert Quay. Cork, Ireland, T12 X8N6
(Address of principal executive offices and postal code)

(353)	21-423-5000	Not Applicable
(Registrant’s telephone number)		(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
3.000% Senior Notes due 2028	JCI28	New York Stock Exchange
5.500% Senior Notes due 2029	JCI29	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
2.000% Sustainability-Linked Senior Notes due 2031	JCI31	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
4.900% Senior Notes due 2032	JCI32A	New York Stock Exchange
3.125% Senior Notes due 2033	JCI33	New York Stock Exchange
4.250% Senior Notes due 2035	JCI35	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2026, the Compensation and Talent Development Committee (the “Committee”) of the Board of Directors of Johnson Controls International plc (the “Company”) approved the adoption of a long-term Value Growth Incentive Program (the “VGI Program”). The purpose of the VGI Program is to focus critical executive talent on achieving aggressive growth and value creation goals that are incremental and of longer duration than the expectations embedded in the Company’s ongoing incentive plans, as well as retaining and attracting executives critical to delivering the Company’s performance objectives through the grant of performance-based share options and share appreciation rights (together, the “Options”). The VGI Program links a significant element of the participants’ compensation opportunity to delivering outstanding shareholder value creation and Company performance.

•The Options vest only to the extent the Company achieves ambitious performance objectives at levels beyond what is currently embedded in the Company’s incentive plans over a five-year performance period consisting of fiscal year 2026 through fiscal year 2030 (the “Performance Period”), determined as follows:

◦Fifty percent (50%) of the Options will be contingent on achieving a specified level of net sales (as defined in the VGI Program) representing significant growth relative to the Company’s fiscal year 2025 net sales (the “Sales Goal”), measured over the trailing 12 months as of the last day of a fiscal year quarter ending during the Performance Period (a “Measurement Date”). Achievement of the Sales Goal is contingent on the Company also achieving a specified level of market capitalization (as defined in the VGI Program) representing a substantial increase from the Company’s current market capitalization.

◦Fifty percent (50%) of the Options will be contingent on achieving a specified level of market capitalization, measured as an average over the 45 days prior to a Measurement Date (the “Market Cap Goal” and, together with the Sales Goal, the “Performance Goals”), that is tied to achievement of aggressive growth and increased valuation goals.

◦If the Performance Goals are not met in full during the Performance Period, then a pro rata portion of the Options may be earned to the extent either the Sales Goal or the Market Cap Goal is achieved above threshold levels established in the VGI Program during the final revenue measurement period or at the end of the Performance Period, respectively.

•The Options will be granted under the Company’s 2021 Equity and Incentive Plan with an exercise price equal to the price of the Company’s ordinary shares on the date of grant and will therefore have value only to the extent the Company’s share price increases after the grant date.

•The vesting of the Options will also be contingent on continued service through the Performance Period, with limited pro rata vesting available only upon a qualifying termination (as defined in the VGI Program) or a termination of employment due to death or disability. The Options will be forfeited upon any other termination, including retirement or an involuntary termination for poor performance, prior to the end of the Performance Period.

•Any Options that vest will generally be exercisable only during a two-fiscal-year exercise window from October 1, 2030 through September 30, 2032 (or a shorter 90-day period for Options earned on a pro rata basis due to a qualifying termination or a termination due to death or disability or following such a termination of employment during the exercise window).

The participants in the VGI Program will be a limited number of key employees of the Company approved by the Committee, which includes certain of the Company’s named executive officers. The grant date fair values of the awards will depend on the Committee’s determination of the participant’s impact on long-term value creation. Awards may be prorated for participants depending on when the participant joins the VGI Program during the Performance Period or where an existing participant is promoted during the Performance Period. In connection with the establishment of the VGI Program, the Committee (and the independent members of the Board of Directors, with respect to Joakim Weidemanis, the Company’s Chief Executive Officer) approved the grant of awards to certain named executive officers of the Company, including Mr. Weidemanis; Marc Vandiepenbeeck, the Company’s Executive Vice President & Chief Financial Officer; and Chris Scalia, the Company’s Executive Vice President, Chief Human Resources Officer, with a grant date of May 15, 2026 and the following target grant date fair values: For Mr. Weidemanis: $10,500,000; for Mr. Vandiepenbeeck: $5,300,000; and for Mr. Scalia: $5,300,000.

The foregoing description of the VGI Program is qualified in its entirety by reference to the VGI Program document and the form of Option award agreement, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: May 13, 2026	By:	/s/ Richard J. Dancy
		Name:	Richard J. Dancy
		Title:	Vice President and Corporate Secretary